UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K/A
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:  October 14, 2010 (July 8, 2010)

FOUR STAR HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Florida	000-53439	26-1427633
(State or Other Jurisdiction of Incorporation or Oganizatoin)	(Commission file number)	(I.R.S. Employer Identification Number)

100 Four Star Lane Odenville, AL 35120
(Address of Principal Executive Offices including Zip Code)

(205) 640-3627
(Registrant's Telephone Number, including Area Code)
___________________________________________________________________
 (Former name or former address, if changed, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 14, 2010, we entered into an Amendment to Agreement and Plan of Stock Exchange with Four Star Realty, LLC, an Alabama limited liability company, to amend the Agreement and Plan of Stock Exchange dated March 31, 2010 to reflect the valuation of the companies as of the date of closing the transaction.  The Amendment to the Agreement and Plan of Stock Exchange amended the terms of the Stock Exchange to state that the principals and shareholders of Four Star Realty, LLC exchanged 100% of Four Star Realty, LLC's issued and outstanding membership interests for 9,026 of our shares of common stock.  The Stock Exchange shall qualify as a tax free reorganization under Section 338 of the Internal Revenue Codes of 1986, as amended, and related sections thereunder; and we intend the transaction to be an acquisition with Four Star Realty, LLC becoming our wholly owned subsidiary.

On October 14, 2010, we entered into an Amendment to Agreement and Plan of Stock Exchange with Ridgefield Development Corporation, an Alabama company, to amend the Agreement and Plan of Stock Exchange dated March 31, 2010 to reflect the valuation of the companies as of the date of closing the transaction.  The Amendment to the Agreement and Plan of Stock Exchange amended the terms of the Stock Exchange to state that the principals and shareholders of Ridgefield Development Corporation exchanged 1,230 shares of common stock of Ridgefield Development Corporation for 1,477,516 of our shares of common stock.  The Stock Exchange shall qualify as a tax free reorganization under Section 338 of the Internal Revenue Codes of 1986, as amended, and related sections thereunder; and we intend the transaction to be an acquisition with Ridgefield Development Corporation becoming our wholly owned subsidiary.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Description

10.1	Amendment to Agreement and Plan of Stock Exchange, dated October 14, 2010, with Four Star Holdings, Inc.

10.2	Amendment to Agreement and Plan of Stock Exchange, dated October 14, 2010, with Ridgefield Development Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR STAR HOLDINGS, INC. (REGISTRANT)

Dated: October 14, 2010	By:	/s/ Bobby R. Smith, Jr.
Bobby R. Smith, Jr. Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Agreement and Plan of Stock Exchange, dated October 14, 2010, with Four Star Holdings, Inc.

10.2	Amendment to Agreement and Plan of Stock Exchange, dated October 14, 2010, with Ridgefield Development Corporation